UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2015

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts		02108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

On April 1, 2015, Cosi, Inc. (the “Company”) closed the previously-announced merger of Hearthstone Associates, LLC (“Associates”) with and into a wholly-owned subsidiary of the Company, with Associates continuing as the surviving entity (the “Merger”).  Upon consummation of the Merger, Associates became a wholly-owned subsidiary of the Company, and Hearthstone Partners, LLC (“Partners”), a wholly-owned subsidiary of Associates, became an indirect subsidiary of the Company.

In connection with the Merger, and as a condition of obtaining the consent of Partners’ lender, the Company agreed to guarantee the obligations of Partners under those certain loan documents (the “Loan Documents”) previously entered into by Partners with First Franchise Capital Corporation (“Lender”), the terms of which are set forth in the copies filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Accordingly, the Company entered into a Guaranty in favor of the Lender, pursuant to which the Company placed $5 million in a control account as cash collateral to secure the Company’s obligations under the Guaranty.  A copy of the Guaranty is filed as Exhibit 10.7 and herein by incorporated by reference.  Additionally, the Company and the Lender entered into a Master Amendment to the Loan Documents modifying and amending certain terms of the Loan Documents.  A copy of the Master Amendment to the Loan Documents is filed as Exhibit 10.8 and incorporated herein by reference.  As of April 1, 2015, the principal balance outstanding under the Loan Documents was approximately $4.7 million.

On April 1, 2015, as a condition to the Merger, the Company and R. J. Dourney, the Company’s CEO and President, entered into an Indemnification and Holdback Agreement (the “Holdback Agreement”) pursuant to which Mr. Dourney agreed to retain and indemnify the Company for certain liabilities.  The liabilities being retained by Mr. Dourney include:  (a) the amount of $703,718, and all other amounts, if any, relating thereto, arising out or relating to that certain letter agreement dated April 17, 2013, entered into between Northland Securities, Inc., and Associates, which amount is being disputed in good faith by Associates (the “Northland Claim”); and (b) accounts payable and other obligations owed to third parties for materials, inventory, utilities, supplies, labor or other or other goods and/or services received by Associates or Partners, which are past due as of the closing of the Merger or are otherwise not in compliance with the provisions of the previously disclosed Election to Cause Merger Agreement (“Election Agreement”), which amount will be determined in good faith by the Company and Mr. Dourney, following consummation of the Merger (the “A/P Amounts”)

Until resolution of the retained liabilities, the parties agree that the Company will hold in escrow a portion of the shares (“Holdback Shares”) which would otherwise have been distributed to Mr. Dourney upon consummation of the Merger.  For the Northland Claim, the Company has held back shares equal to the amount of $500,000.00, to be held in escrow by the Company until such time as the Northland Claim is finally resolved by payment of any agreed upon liability or other settlement, as evidenced by proof of payment or in writing, at which time those shares will be promptly released to Mr. Dourney.  For the A/P Amounts, the Company has held back shares equal to the amount of $500,000.00, to be held in escrow by the Company until such time as the A/P Amounts are finally resolved by payment of any agreed upon liability or other settlement, as evidenced in writing, at which time those shares will be promptly released to Mr. Dourney.

Under the Holdback Agreement, Mr. Dourney will defend, indemnify and hold harmless the Company, its subsidiaries and affiliates, and their officers, directors, members, managers, stockholders, employees, agents, successors and assigns (each an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by any of the Indemnified Parties resulting from, consisting of or arising out of or in connection with the Retained Liabilities or the failure of Holder to perform any obligation of Holder under this Agreement.  A copy of the Holdback Agreement is filed as Exhibit 10.9 and incorporated herein by reference.

Richard Bagge, former CFO of Hearthstone and the Company’s current interim CFO, had loaned $195,000 (“Debt”) to Associates.  On March 31, 2015, pursuant to the Membership Interest Purchase Agreement and LLC Admission, Amendment and Member Consent (“Membership Agreement”), Mr. Bagge and Hearthstone agreed to convert the Debt into approximately 4% of the ownership interests of Associates, thereby discharging the Debt in full.  A copy of the Membership Agreement is filed as Exhibit 10.10 and incorporated herein by reference.

In connection with the Membership Agreement, on March 31, 2015, the Company and Associates entered into Amendment No. 1 (“Amendment”) to the previously disclosed Election to Cause Merger Agreement, pursuant to which the parties confirmed the allocation of the shares to be issued to the owners of Associates upon consummation of the Merger.  A copy of the Amendment is filed as Exhibit 10.11 and incorporated herein by reference.

Pursuant to the Election to Cause Merger Agreement, as amended by the Amendment, as consideration of the Merger, an aggregate of 1,790,993 shares of the Company’s common stock, $0.01 par value, were distributed to the owners of Associates, with the shares being allocated as follows:  1,701,050 shares to R. J. Dourney, the Company’s CEO and President, 17,182 shares to Nancy Dourney (Mr. Dourney’s spouse), and 72,761 shares to Richard Bagge, the Company’s interim CFO.

The above summary of terms of the transactions is not intended to be complete and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits hereto and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 8.01	Other Events.

On April 6, 2015, the Company issued a press release announcing the completion of the Merger.  A copy of this press release is filed as Exhibit 99.1 and incorporated herein by reference.

Exhibit No.	Description

10.1	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation

10.2	Secured Promissory Note dated May 9, 2013 in the amount of $1,633,090 in favor of First Franchise Capital Corporation

10.3	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation

10.4	Secured Promissory Note dated May 9, 2013 in the amount of $1,721,455 in favor of First Franchise Capital Corporation

10.5	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation

10.6	Secured Promissory Note dated May 9, 2013 in the amount of $2,045,455 in favor of First Franchise Capital Corporation

10.7	Guaranty dated March 31, 2015 by Cosi, Inc. in favor of First Franchise Capital Corporation

10.8	Master Amendment to Loan Documents dated as of March 31, 2015 between First Franchise Capital Corporation and Hearthstone Partners, LLC.

10.9	Indemnification and Holdback Agreement dated April 1, 2015 between R.J. Dourney and Cosi, Inc.

10.10	Membership Interest Purchase Agreement and LLC Admission, Amendment and Member Consent dated March 31, 2015 among Hearthstone Associates LLC, Richard Bagge and the Members and Manager named therein.

10.11	Amendment No. 1 to Election to Cause Merger Agreement dated April 1, 2015 among Cosi, Inc., Hearthstone Associates, LLC and Robert J. Dourney and Nancy J. Dourney

99.1             Press Release dated April 6, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: April 7, 2015	/s/ Richard Bagge
Name: Richard Bagge
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation	E

10.2	Secured Promissory Note dated May 9, 2013 in the amount of $1,633,090 in favor of First Franchise Capital Corporation	E

10.3	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation	E

10.4	Secured Promissory Note dated May 9, 2013 in the amount of $1,721,455 in favor of First Franchise Capital Corporation	E

10.5	Master Security Agreement, dated May 9, 2013, by and between Hearthstone Partners, LLC and First Franchise Capital Corporation	E

10.6	Secured Promissory Note dated May 9, 2013 in the amount of $2,045,455 in favor of First Franchise Capital Corporation	E

10.7	Guaranty dated March 31, 2015 by Cosi, Inc. in favor of First Franchise Capital Corporation	E

10.8	Master Amendment to Loan Documents dated as of March 31, 2015 betweenFirst Franchise Capital Corporation and Hearthstone Partners, LLC	E

10.9	Indemnification and Holdback Agreement dated April 1, 2015 between R.J. Dourney and Cosi, Inc.	E

10.10	Membership Interest Purchase Agreement and LLC Admission, Amendment and Member Consent dated March 31, 2015 among Hearthstone Associates LLC, Richard Bagge and the Members and Manager named therein	E

10.11	Amendment No. 1 to Election to Cause Merger Agreement dated April 1, 2015 among Cosi, Inc., Hearthstone Associates, LLC and Robert J. Dourney and Nancy J. Dourney	E

99.1	Press Release dated April 6, 2015	E